UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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International Paper Company

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INTERNATIONAL PAPER COMPANY C/O COMPUTERSHARE P.O. BOX 43004 PROVIDENCE, RI 02940-3004 V00651-P83814

You invested in INTERNATIONAL PAPER COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareowner meeting to be held on May 8, 2023.

Get informed before you vote

View the Notice and Proxy Statement and the Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2023. If you would like to request a copy of the material(s) for this and/or future shareowner meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person at the Meeting* May 8, 2023 11 A.M. CDT
Point your camera here and
vote without entering a
control number
International Paper Company Global Headquarters Tower IV 1740 International Drive Memphis, TN 38197

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
V1.1

   Vote at www.proxyvote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareowner meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

Item 1 — Election of Directors (one-year term)

Nominees:

1a. Christopher M. Connor		For

1b. Ahmet C. Dorduncu		For

1c. Ilene S. Gordon		For

1d. Anders Gustafsson		For

1e. Jacqueline C. Hinman		For

1f. Clinton A. Lewis, Jr.		For

1g. Donald G. (DG) Macpherson		For

1h. Kathryn D. Sullivan		For

1i. Mark S. Sutton		For

1j. Anton V. Vincent		For

1k. Ray G. Young		For

Item 2 —	Ratification of Deloitte & Touche LLP as the Company’s Independent Auditor for 2023	For

Item 3 —	A Non-Binding Resolution to Approve the Compensation of the Company’s Named Executive Officers	For

Item 4 —	A Non-Binding Vote on the Frequency with which Shareowners Will Vote to Approve the Compensation of the Company’s Named Executive Officers	Year

Item 5 —	Shareowner Proposal Concerning an Independent Board Chair	Against

Item 6 —	Shareowner Proposal Concerning a Report on Operations in China	Against

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V00652-P83814